UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2021

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, former address and
former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZGQ	*
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* Hertz Global Holdings, Inc.’s common stock began trading exclusively on the over-the-counter market on October 30, 2020 under the symbol HTZGQ.

ITEM 7.01	REGULATION FD DISCLOSURE

As previously disclosed, on May 22, 2020, Hertz Global Holdings, Inc. (the “Company”), The Hertz Corporation and certain of their direct and indirect subsidiaries in the United States and Canada (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing Chapter 11 cases (the “Chapter 11 Cases”) for the Debtors. The cases are being jointly administered under the caption In re The Hertz Corporation, et al., Case No. 20-11218 MFW.

The Company is currently in settlement discussions with, inter alia, certain institutions that are, directly or indirectly, beneficial holders of medium- term notes (“MTN Holders”) issued by the Debtors’ non-Debtor vehicle finance subsidiary to extend and modify the terms of the settlement set forth in the Order Temporarily Resolving Certain Matters Related to the Master Lease Agreement, Setting a Schedule for Further Litigation Related Thereto in 2021 and Adjourning Hearing on The Debtors’ Motion for Order Rejecting Certain Unexpired Vehicle Leases Effective Nunc Pro Tunc to June 11, 2020 Pursuant to Sections 105 and 365(a) of the Bankruptcy Code Sine Die [Docket No. 805] entered by the court on July 24, 2020.  To facilitate the settlement discussions, certain of the Debtors entered into confidentiality agreements with certain of the MTN Holders, requiring the Company to publicly disclose certain information provided to those MTN Holders (the “Cleansing Material”) upon the occurrence of certain events. The Company is furnishing the Cleansing Material as Exhibit 99.1 hereto.

The Cleansing Materials are based solely on information available to the Company as of the date such materials were provided to the MTN Holders. The economic environment in which the Company and its subsidiaries are operating has been subject to rapid and dramatic changes as a result of the COVID-19 pandemic and there is an even higher degree of uncertainty surrounding forecasts than would be the case in a normal operating environment. Therefore, it is possible that actual performance and results will differ from the forecasts contained in the Cleansing Materials and such differences may be material. Any financial projections or forecasts included in the Cleansing Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the U.S. Securities and Exchange Commission. The Cleansing Materials do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the Cleansing Materials and, accordingly, do not express an opinion or any other form of assurance with respect to the Cleansing Materials or any projections contained therein. The inclusion of the Cleansing Materials herein should not be regarded as an indication that the Company or its representatives consider the forecasts or projections contained therein to be a reliable prediction of future events, and such forecasts and projections should not be relied upon as such.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal securities laws. Words such as “expect” and “intend” and similar expressions identify forward-looking statements, which include but are not limited to statements related to our liquidity and potential financing sources; the bankruptcy process; our ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; risks arising from the delisting of trading of our common stock on the New York Stock Exchange; the effects of Chapter 11 on the interests of various constituents; and the ability to negotiate, develop, confirm and consummate a plan of reorganization. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including those in our risk factors that we identify in our most recent annual report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on February 25, 2020, and any updates thereto in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. We caution you not to place undue reliance on our forward-looking statements, which speak only as of their date, and we undertake no obligation to update this information.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description

99.1	Cleansing materials
101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL
104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ M. DAVID GALAINENA
Name:	M. DAVID GALAINENA
Title:	Executive Vice President, General Counsel and Secretary

Date:  January 8, 2021